                  TABLE OF CONTENTS

Letter to Partners...............................  1
Performance Results..............................  3
Performance in Perspective.......................  4
Portfolio of Investments.........................  5
Statement of Assets and Liabilities..............  7
Statement of Operations..........................  8
Statement of Changes in Net Assets...............  9
Financial Highlights............................. 10
Notes to Financial Statements.................... 11
Report of Independent Accountants................ 14

EXCH ANR 2/99

                               LETTER TO PARTNERS

January 20, 1999

Dear Partner,
    The past decade has been a remarkable time for investors. Together, we've witnessed one of the greatest bull markets in investment history, unprecedented growth in mutual fund investing, and a surge in personal retirement planning. The coming millennium promises to hold even more opportunities.
    To lead us into this new era of investing, Richard F. Powers III has joined Van Kampen as Chairman and Chief Executive Officer. He comes to us from our parent company, Morgan Stanley Dean Witter & Co., where he served as Executive Vice President and Director of Marketing. He brings 27 years of experience in the financial services industry, including an extensive background in product management, strategic planning and brand development.
    Although former Chairman Don G. Powell retired on January 1, he will remain active in the industry and the community. Mr. Powell plans to continue his service as a member of the board of directors of the Investment Company Institute, the leading mutual fund industry association, and he will remain a managing general partner of your fund.

ECONOMIC OVERVIEW

    Despite a stormy year in the global economy, the United States ended 1998 with only a moderate slowdown in growth. The nation's gross domestic product, a measure of economic health, grew 3.9 percent during the year, matching 1997's growth rate and indicating that our nation's economy remains strong. A continuation of low inflation--only a 1.6 percent increase in the consumer price index over the last 12 months--also helped sustain the domestic economy and kept inflation-adjusted interest rates attractive.
    Although the year ended on a positive note, the economic environment was quite unsettled in the third quarter, with the Asian financial crisis contributing to slowing corporate profits in the United States. Given the uncertainty surrounding emerging market nations and the near-collapse of a major U.S. hedge fund, the stock and bond markets experienced significant volatility during this period. With instability as a backdrop, American and foreign investors alike pursued a flight to quality--seeking the relative safety of large-company stocks and government bonds.
    In the last few months of the year the global financial situation improved in conjunction with the Federal Reserve's interest rate decreases. In response to declining corporate profits and mounting international concerns, the Fed lowered interest rates three times, with 0.25 percent cuts in September, October, and November. These rate cuts, coupled with a wave of corporate mergers and cost-cutting measures, lent the support needed to keep the economy growing. Dozens of foreign central banks also reduced interest rates in an effort to stimulate their economies. These actions gave a boost to investor confidence and encouraged a return to a more diversified range of investments in the last few months of the year.

                                                            Continued on page  2

MARKET REVIEW

    Despite bouts of volatility, the stock market experienced impressive returns during 1998. Large-company stocks were responsible for much of this as investors favored the perceived stability of established, high-quality companies. The Dow Jones Industrial Average rose more than 16 percent during the year and hit a record high of 9374 in November before falling back to more moderate levels. Technology companies generally fared well during the year, with the technology-heavy Nasdaq composite index up almost 40 percent for the year. On the other hand, commodity-based stocks--especially those of oil companies--suffered from declining commodity prices. Small-company stocks also significantly underperformed the rest of the market, with the Russell 2000 index actually losing 3.45 percent during the 12-month period.

OUTLOOK

    Our outlook for the domestic economy is positive, and we anticipate continued low inflation and healthy economic growth. However, the aftereffects of the global economic slowdown may continue to put pressure on corporate earnings in the first half of the year. Internationally, we anticipate that low interest rates and declining inflation will lead to improvements in troubled areas such as Asia and Latin America. With the successful launch of the euro, the new European transnational currency, we believe that many foreign markets will become increasingly attractive in 1999.
    In the long term, we are optimistic that the stock market will continue its record growth, although we could experience additional volatility in the months ahead if concerns about high stock valuations and increasing earnings pressure become more pronounced. Combined with growing questions about corporate and government reactions to the Year 2000 computer problem, we could see an increasingly cautious market by mid-year.
    Additional details about your fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to share with you the progress of your investment.

Sincerely,



[SIG.]
Richard F. Powers III

Chairman
Van Kampen Asset Management Inc.


[SIG.]
Dennis J. McDonnell

President
Van Kampen Asset Management Inc.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1998

                            VAN KAMPEN EXCHANGE FUND

 TOTAL RETURNS

One-year total return(1)...................................    29.36%
Five-year average total return(1)..........................    23.96%
Ten-year average total return(1)...........................    18.77%
Life-of-Fund average total return(1).......................    15.18%
Commencement Date..........................................  12/16/76

(1)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all units of partnership interest at the end of the period, all at NAV.

See the Prior Performance section of the current prospectus. An investment should be made with an understanding of the risks that an investment in equity securities entails. These include the risk that the financial condition of the issuers of the securities in the portfolio, or the condition of the stock market in general, may worsen and therefore, the value of Fund shares may decline. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Market volatility may have adversely affected fund performance since December 31, 1998. Fund shares, when redeemed, may be worth more or less than their original cost.

Because the prices of common stocks and other securities fluctuate, the value of an investment in the Fund will vary upon the Fund's investment performance. Foreign securities may magnify volatility due to changes in foreign exchange rates, the political and economic uncertainties in foreign countries, and the potential lack of liquidity, government supervision, and regulation.

Market forecasts provided in this report may not necessarily come to pass.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment performance at regular intervals. A comparison of your Fund's performance to an applicable benchmark can:

    - Illustrate the market environment in which your Fund is being managed.

    - Reflect the impact of favorable market trends or difficult market conditions.

    - Help you evaluate how your Fund's management team has responded to opportunities and challenges.

    The following graph compares your Fund's performance to that of the Standard & Poor's 500-Stock Index over time. This index is a broad-based, statistical composite that does not include any commissions or sales charges that would be paid by an investor purchasing the securities it represents.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen Exchange Fund vs. the Standard & Poor's 500-Stock Index (December 31, 1988, through December 31, 1998)
INVESTMENT PERFORMANCE CHART

                                                                 VAN KAMPEN EXCHANGE FUND       STANDARD & POOR'S 500-STOCK INDEX
                                                                 ------------------------       ---------------------------------
Dec 1988                                                                 10000.00                           10000.00
                                                                         10572.00                           10711.00
                                                                         10442.00                           10401.00
                                                                         10733.00                           10708.00
                                                                         11286.00                           11244.00
                                                                         11529.00                           11639.00
                                                                         11362.00                           11651.00
                                                                         12295.00                           12680.00
                                                                         12674.00                           12877.00
                                                                         12628.00                           12896.00
                                                                         12207.00                           12572.00
                                                                         12593.00                           12780.00
Dec 1989                                                                 12805.00                           13159.00
                                                                         11977.00                           12253.00
                                                                         12050.00                           12358.00
                                                                         12473.00                           12761.00
                                                                         12171.00                           12418.00
                                                                         13540.00                           13560.00
                                                                         13620.00                           13560.00
                                                                         13839.00                           13489.00
                                                                         12532.00                           12217.00
                                                                         12097.00                           11705.00
                                                                         11965.00                           11627.00
                                                                         12887.00                           12324.00
Dec 1990                                                                 13091.00                           12749.00
                                                                         13594.00                           13278.00
                                                                         14769.00                           14172.00
                                                                         14820.00                           14594.00
                                                                         14843.00                           14599.00
                                                                         15446.00                           15162.00
                                                                         14635.00                           14562.00
                                                                         15388.00                           15216.00
                                                                         15836.00                           15515.00
                                                                         15479.00                           15340.00
                                                                         15972.00                           15522.00
                                                                         15218.00                           14840.00
Dec 1991                                                                 16947.00                           16617.00
                                                                         16794.00                           16286.00
                                                                         16886.00                           16442.00
                                                                         16424.00                           16199.00
                                                                         16786.00                           16651.00
                                                                         16985.00                           16667.00
                                                                         16374.00                           16507.00
                                                                         17041.00                           17157.00
                                                                         16790.00                           16745.00
                                                                         16729.00                           17027.00
                                                                         17096.00                           17063.00
                                                                         17497.00                           17580.00
Dec 1992                                                                 17689.00                           17881.00
                                                                         17582.00                           18007.00
                                                                         17974.00                           18196.00
                                                                         18226.00                           18659.00
                                                                         18321.00                           18185.00
                                                                         18814.00                           18598.00
                                                                         18369.00                           18748.00
                                                                         17936.00                           18648.00
                                                                         18948.00                           19290.00
                                                                         18559.00                           19230.00
                                                                         18803.00                           19603.00
                                                                         18715.00                           19350.00
Dec 1993                                                                 19086.00                           19675.00
                                                                         19595.00                           20314.00
                                                                         19261.00                           19704.00
                                                                         18407.00                           18935.00
                                                                         18448.00                           19153.00
                                                                         19048.00                           19391.00
                                                                         18675.00                           19016.00
                                                                         19446.00                           19615.00
                                                                         20451.00                           20353.00
                                                                         19854.00                           19946.00
                                                                         20082.00                           20362.00
                                                                         19632.00                           19558.00
Dec 1994                                                                 20001.00                           19942.00
                                                                         20716.00                           20426.00
                                                                         21650.00                           21163.00
                                                                         22514.00                           21878.00
                                                                         23388.00                           22490.00
                                                                         24099.00                           23306.00
                                                                         25178.00                           23959.00
                                                                         25802.00                           24721.00
                                                                         25326.00                           24713.00
                                                                         25862.00                           25858.00
                                                                         26374.00                           25729.00
                                                                         26713.00                           26785.00
Dec 1995                                                                 26592.00                           27409.00
                                                                         28788.00                           28303.00
                                                                         27444.00                           28500.00
                                                                         27973.00                           28879.00
                                                                         29403.00                           29267.00
                                                                         30348.00                           29936.00
                                                                         29338.00                           30172.00
                                                                         28196.00                           28791.00
                                                                         29214.00                           29333.00
                                                                         31781.00                           31097.00
                                                                         33322.00                           31910.00
                                                                         36524.00                           34251.00
Dec 1996                                                                 36220.00                           33686.00
                                                                         40423.00                           35752.00
                                                                         38583.00                           35964.00
                                                                         37055.00                           34595.00
                                                                         38814.00                           36616.00
                                                                         40585.00                           38761.00
                                                                         41498.00                           40622.00
                                                                         47117.00                           43795.00
                                                                         44886.00                           41279.00
                                                                         46096.00                           43660.00
                                                                         43475.00                           42154.00
                                                                         44023.00                           44034.00
Dec 1997                                                                 43186.00                           44909.00
                                                                         45645.00                           45365.00
                                                                         48807.00                           48560.00
                                                                         48929.00                           51160.00
                                                                         49501.00                           51624.00
                                                                         47529.00                           50652.00
                                                                         48437.00                           52844.00
                                                                         49106.00                           52230.00
                                                                         43002.00                           44615.00
                                                                         48184.00                           47598.00
                                                                         50404.00                           51419.00
                                                                         53616.00                           54460.00
Dec 1998                                                                 55866.00                           57717.00

The above chart reflects the performance of the Fund. The Fund's performance assumes reinvestment of all distributions and is shown at net asset value.

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1998
--------------------------------------------------------------------------------

                          Description                           Shares    Market Value
  ------------------------------------------------------------------------------------
  COMMON STOCKS  95.5%
  CONSUMER DISTRIBUTION  1.2%
  IKON Office Solutions, Inc. ................................    86,993   $   744,878

  Unisource Worldwide, Inc. ..................................    43,496       315,346
                                                                           -----------
                                                                             1,060,224
                                                                           -----------

  CONSUMER DURABLES  1.2%
  Dana Corp. .................................................    13,677       559,047

  SPX Corp. (a)...............................................     6,824       457,208
                                                                           -----------
                                                                             1,016,255
                                                                           -----------

  CONSUMER NON-DURABLES  4.4%
  International Flavors & Fragrances, Inc. ...................    49,712     2,196,649

  McCormick & Co., Inc. ......................................    48,259     1,631,757
                                                                           -----------
                                                                             3,828,406
                                                                           -----------

  CONSUMER SERVICES  0.2%
  Luby's Cafeterias, Inc. ....................................    13,367       206,353
                                                                           -----------

  ENERGY  10.1%
  Amerada Hess Corp. .........................................    21,200     1,054,700

  Amoco Corp. ................................................    25,600     1,545,600

  Apache Corp. ...............................................    11,406       288,714

  Baker Hughes, Inc. .........................................    25,634       453,402

  Halliburton Co. ............................................    30,320       898,230

  Kerr-McGee Corp. ...........................................    10,900       416,925

  Mobil Corp. ................................................    40,262     3,507,827

  Schlumberger, Ltd. .........................................    16,080       741,690
                                                                           -----------
                                                                             8,907,088
                                                                           -----------

  FINANCE  3.4%
  American International Group, Inc. .........................    22,234     2,148,360

  Household International, Inc. ..............................    21,372       846,866
                                                                           -----------
                                                                             2,995,226
                                                                           -----------

  HEALTHCARE  37.3%
  Allegiance Corp. ...........................................     2,000        93,250

  American Home Products Corp. ...............................    56,000     3,153,500

  Baxter International, Inc. .................................     5,000       321,562

  Johnson & Johnson, Inc. ....................................    54,432     4,565,484

  Merck & Co., Inc. ..........................................    25,188     3,719,953

  Schering-Plough Corp. ......................................   205,216    11,338,184

  Warner-Lambert Co. .........................................   127,290     9,570,617
                                                                           -----------
                                                                            32,762,550
                                                                           -----------


                                               See Notes to Financial Statements

                               December 31, 1998
--------------------------------------------------------------------------------

                          Description                           Shares    Market Value
  ------------------------------------------------------------------------------------
  PRODUCER MANUFACTURING  1.2%
  AlliedSignal, Inc. .........................................   12,528  $   555,147

  Fluor Corp. ................................................   12,831      546,119
                                                                         -----------
                                                                           1,101,266
                                                                         -----------

  RAW MATERIALS/PROCESSING INDUSTRIES  8.7%
  Air Products & Chemicals, Inc. .............................  109,090    4,363,600

  Alcan Aluminum, Ltd. .......................................   10,774      291,571

  Georgia Pacific Corp. ......................................   18,688    1,094,416

  Georgia Pacific Corp.--Timber Group.........................   18,688      445,008

  Louisiana Pacific Corp. ....................................   25,970      475,576

  Lubrizol Corp. .............................................   37,620      966,364
                                                                         -----------
                                                                           7,636,535
                                                                         -----------
  TECHNOLOGY  27.8%
  Intel Corp. ................................................  194,478   23,057,798

  International Business Machines Corp. ......................    7,508    1,387,103
                                                                         -----------
                                                                          24,444,901
                                                                         -----------

  TOTAL LONG-TERM INVESTMENTS  95.5%
      (Cost $7,411,346)................................................   83,958,804
  SHORT-TERM INVESTMENTS  4.5%
      (Cost $3,972,792)................................................    3,972,792
                                                                         -----------
  TOTAL INVESTMENTS  100.0%
      (Cost $11,384,138)...............................................   87,931,596
  LIABILITIES IN EXCESS OF OTHER ASSETS  0.0%..........................      (14,864)
                                                                         -----------
  NET ASSETS  100.0%...................................................  $87,916,732
                                                                         ===========

 (a) Non-income producing security as this stock currently does not declare dividends.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1998
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $11,384,138)........................  $87,931,596
Cash........................................................        6,155
Dividends Receivable........................................       81,145
Other.......................................................       97,133
                                                              -----------
      Total Assets..........................................   88,116,029
                                                              -----------
LIABILITIES:
Payables:
  Investment Advisory Fee...................................       36,677
  Affiliates................................................        6,498
  Income Distributions......................................        1,486
Managing General Partners' Retirement Plan..................      123,280
Accrued Expenses............................................       31,356
                                                              -----------
      Total Liabilities.....................................      199,297
                                                              -----------
NET ASSETS..................................................  $87,916,732
                                                              ===========
NET ASSETS WERE COMPRISED OF:
276,745 units of limited partnership interest...............  $86,783,448
3,395 units of non-managing general partnership interest....    1,064,618
219 units of managing general partnership interest..........       68,666
                                                              -----------
NET ASSETS..................................................  $87,916,732
                                                              ===========
NET ASSET VALUE PER UNIT ($87,916,732 divided by 280,359
  units of partnership interest outstanding)................  $    313.59
                                                              ===========

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1998
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Dividends...................................................  $   964,747
Interest....................................................      194,093
                                                              -----------
    Total Income............................................    1,158,840
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      392,398
Managing General Partners' Fees and Expenses................       51,282
Shareholder Reports.........................................       41,550
Accounting..................................................       37,424
Custody.....................................................       15,764
Legal.......................................................        5,553
Other.......................................................       41,312
                                                              -----------
    Total Expenses..........................................      585,283
                                                              -----------
NET INVESTMENT INCOME.......................................  $   573,557
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS
Net Realized Gain...........................................  $ 2,475,843
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   59,358,909
  End of the Period.........................................   76,547,458
                                                              -----------
Net Unrealized Appreciation During the Period...............   17,188,549
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $19,664,392
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $20,237,949
                                                              ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1998 and 1997
--------------------------------------------------------------------------------

                                                          Year Ended          Year Ended
                                                       December 31, 1998   December 31, 1997
--------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.................................    $   573,557         $   564,318
Net Realized Gain.....................................      2,475,843           5,272,722
Net Unrealized Appreciation During the Period.........     17,188,549           6,023,602
                                                          -----------         -----------
Change in Net Assets from Operations..................     20,237,949          11,860,642
Distributions from Net Investment Income..............       (366,286)           (379,623)
                                                          -----------         -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES...     19,871,663          11,481,019
                                                          -----------         -----------
FROM PARTNERSHIP UNIT TRANSACTIONS:
Proceeds from Units Issued Through Dividend
  Reinvestment........................................         49,579              50,220
Cost of Units Repurchased.............................     (2,278,503)         (3,024,080)
                                                          -----------         -----------
NET CHANGE IN NET ASSETS FROM
  PARTNERSHIP UNIT TRANSACTIONS.......................     (2,228,924)         (2,973,860)
                                                          -----------         -----------
TOTAL INCREASE IN NET ASSETS..........................     17,642,739           8,507,159
NET ASSETS:
Beginning of the Period...............................     70,273,993          61,766,834
                                                          -----------         -----------
End of the Period (Including accumulated undistributed
  net investment income of $2,825,384 and $2,618,113,
  respectively).......................................    $87,916,732         $70,273,993
                                                          ===========         ===========
CHANGE IN PARTNERSHIP UNITS OUTSTANDING:
Units Issued Through Dividend Reinvestment............            180                 210
Units Repurchased.....................................         (8,376)            (12,445)
                                                          -----------         -----------
    Decrease in Partnership Units Outstanding.........         (8,196)            (12,235)
                                                          ===========         ===========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for one unit of partnership interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                   Year Ended December 31 (a)
                                       --------------------------------------------------
                                         1998       1997       1996      1995      1994
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period.............................  $243.538   $205.349   $ 151.88   $115.36   $111.32
                                       --------   --------   --------   -------   -------
  Net Investment Income..............     2.010      1.908      1.488      1.62      1.62
  Net Realized and Unrealized Gain...    69.318     37.561     53.261     36.18      3.70
                                       --------   --------   --------   -------   -------
Total from Investment Operations.....    71.328     39.469     54.749     37.80      5.32
Less Distributions from Net
  Investment Income..................     1.280      1.280      1.280      1.28      1.28
                                       --------   --------   --------   -------   -------
Net Asset Value, End of the Period...  $313.586   $243.538   $205.349   $151.88   $115.36
                                       ========   ========   ========   =======   =======
Total Return.........................    29.36%     19.23%     36.21%    32.89%     4.82%
Net Assets at End of the Period (In
  millions)..........................  $   87.9   $   70.3   $   61.8   $  47.8   $  37.7
Ratio of Expenses to Average Net
  Assets.............................      .74%       .75%       .93%      .88%      .89%
Ratio of Net Investment Income to
  Average Net Assets.................      .73%       .80%       .87%     1.16%     1.45%
Portfolio Turnover...................        0%         0%         0%        0%        0%

(a) Based on average units outstanding.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Exchange Fund (the "Fund"), a California limited partnership, is a partnership registered under the Investment Company Act of 1940, as amended, as a diversified open-end investment management company. The Fund seeks capital appreciation in a portfolio of common stock. The Fund commenced investment operations on December 16, 1976.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Fixed income investments are stated at value using market quotations. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean between the last reported bid and ask price. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Managing General Partners. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank.

                               December 31, 1998
--------------------------------------------------------------------------------

The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts are amortized over the life of each applicable security. Premiums on debt securities are not amortized.

D. FEDERAL INCOME TAXES--The Fund has met the qualifications to be classified as a partnership for federal income tax purposes and intends to maintain this qualification in the future. A partnership is not subject to federal income tax.

    At December 31, 1998, for federal income tax purposes the cost of long- and short-term investments is $7,048,595; the aggregate gross unrealized appreciation is $80,883,001 and the aggregate gross unrealized depreciation is $0, resulting in net unrealized appreciation of $80,883,001.

E. DISTRIBUTION OF INCOME AND GAINS--Quarterly distributions to partners are recorded on the record date. Net investment income is allocated daily to each partner, relative to the total number of units held. Capital gains or losses will be allocated equally among units outstanding on the day recognized.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide facilities and investment advice to the Fund for an annual fee payable monthly of .50% based on the average daily net assets of the Fund.

    For the year ended December 31, 1998, the Fund recognized expenses of approximately $2,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended December 31, 1998, the Fund recognized expenses of approximately $37,400 representing Van Kampen Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.

    Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended December 31, 1998, the Fund recognized expenses of approximately $14,700. Beginning in 1998, the transfer

                               December 31, 1998
--------------------------------------------------------------------------------

agency fees are determined through negotiations with the Fund's Managing General Partners and are based on competitive benchmarks.

    Managing general partners of the Fund who are not affiliated with the Adviser are compensated by the Fund at the annual rate of approximately $500 plus a fee of $250 per Board meeting attended.

    The Managing General Partners of the Fund instituted a Retirement Plan effective April 1, 1996. The Plan is not funded, and obligations under the Plan will be paid solely out of the Fund's general accounts. The Fund will not reserve or set aside funds for the payment of its obligations under the Plan by any form of trust or escrow. For the current Managing General Partners not affiliated with the Adviser, the annual retirement benefit payable per year for a ten year period is based upon the highest total annual compensation received in any of the three calendar years preceding retirement. Managing General Partners with more than five but less than ten years service at retirement will receive a prorated reduced benefit. Under the Plan, for the Managing General Partners retiring with the effectiveness of the Plan, the annual retirement benefit payable per year for a ten year period is equal to 75% of the total compensation received from the Fund during the 1995 calendar year.

    At December 31, 1998, the Adviser and Van Kampen Exchange Corp., as non-managing general partners of the Fund, owned 354 and 3,019 units of partnership interest, respectively.

3. PARTNERSHIP UNIT TRANSACTIONS

Partners of the Fund may redeem units at any time. The net asset value of units redeemed, other than redemptions under a systematic withdrawal plan, may be paid in cash or securities, at the option of the Fund, and will ordinarily be paid in whole or in part in securities. The Fund's valuation will determine the quantity of securities tendered. The Fund will select securities for tender in redemptions based on tax or investment considerations.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $262,500 and $2,753,629, respectively.

                       REPORT OF INDEPENDENT ACCOUNTANTS

THE PARTNERS OF VAN KAMPEN EXCHANGE FUND
(A CALIFORNIA LIMITED PARTNERSHIP)

We have audited the accompanying statement of assets and liabilities of Van Kampen Exchange Fund (a California Limited Partnership), including the portfolio of investments, as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Exchange Fund as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

KPMG LLP

Chicago, Illinois

February 11, 1999

                            VAN KAMPEN EXCHANGE FUND

                       (A California Limited Partnership)
--------------------------------------------------------------------------------

MANAGING GENERAL PARTNERS

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*--Chairman
STEVEN MULLER
THEODORE A. MYERS
DON G. POWELL*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
Chairman and Chief Executive Officer

JOHN L. SULLIVAN*
Vice President, Treasurer and
Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

PETER W. HEGEL*

RONALD A. NYBERG*

EDWARD C. WOOD, III*
Vice Presidents

TANYA M. LODEN*
Financial Officer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICE AGENT

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK AND TRUST CO.
225 Franklin Street
Boston, Massachusetts 02105

NON-MANAGING GENERAL PARTNERS

VAN KAMPEN EXCHANGE CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

INDEPENDENT ACCOUNTANTS

KPMG LLP
303 East Wacker Drive
Chicago, Illinois 60601

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

                            RESULTS OF PARTNER VOTES

The Annual Meeting of Partners of the Fund was held on December 9, 1998, where partners voted on the election of managing general partners whose terms expired in 1998, the election of independent public accountants and to approve the amendment to the restated certificate and agreement of limited partnership changing the name of the Fund to Van Kampen Exchange Fund.

    1) With regard to the election of the following managing general partners by the partners of the Fund:

                                                         # OF UNITS
                                                     -------------------
                                                     IN FAVOR   WITHHELD
------------------------------------------------------------------------
David C. Arch ...................................... 203,601        0
Rod Dammeyer........................................ 203,601        0
Howard J Kerr....................................... 203,601        0
Dennis J. McDonnell ................................ 203,601        0
Steven Muller....................................... 203,601        0
Theodore A. Myers .................................. 203,601        0
Don G. Powell....................................... 203,601        0
Hugo F. Sonnenschein................................ 203,601        0
Wayne W. Whalen..................................... 203,601        0

    2) With regard to the ratification of KPMG LLP as independent public accountants for its current fiscal year, 203,601 units voted for the proposal, 0 units voted against and 0 units abstained.

    3) With regard to the approval of the amendment to the restated certificate and agreement of limited partnership changing the name of the Fund to Van Kampen Exchange Fund, 203,601 units voted in favor of the proposal, 0 units voted against and 0 units abstained.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.